Security Large Cap Value Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated April 22, 2004,
To Prospectus Dated February 1, 2004,
As Supplemented February 13, 2004

Effective April 1, 2004, Brian C. Ferguson assumed portfolio management responsibilities for the Security Large Cap Value Fund. The prospectus is updated by deleting the section, Portfolio Managers — Large Cap Value Fund, and replacing it with the following:

LARGE CAP VALUE FUND

Brian C. Ferguson was named the portfolio manager of Large Cap Value Fund on April 1, 2004. Mr. Ferguson is the Director of Dreyfus's US Large Cap Value Equity Portfolio Management Team, and he has been a portfolio manager for Dreyfus since 2000 and a portfolio manager for The Boston Company Asset Management, an affiliate of Dreyfus, since 1997. Mr. Ferguson became the Director of the U.S. Large Cap Value team in second quarter 2004. In third quarter 2003, Mr. Ferguson became the lead manager of the Dynamic Equity Large Cap Value strategy and transitioned fulltime to the U.S. Large Cap team. Mr. Ferguson launched Dreyfus's Midcap Value Equity strategy in 1999 and became co-portfolio manager of the Dreyfus Mid Cap Value Fund in 2001 and was portfolio manager of the Dreyfus Mid Cap Value Plus Fund from 2001 to 2003. Mr. Ferguson initially was an analyst on the Dreyfus US Small and Mid Cap Portfolio Management Team, focusing on financial services and consumer related stocks. Mr. Ferguson joined Dreyfus from Wellington Management where he was an analyst on the Vanguard Windsor Fund. Mr. Ferguson holds an MBA from Columbia University's Business School with a concentration in Finance, as well as membership in the Beta Gamma Sigma Honor Society. He received a BA in Economics and International Relations from Bucknell University.

Please Retain This Supplement For Future Reference

Prospectus	February 1, 2004 As supplemented April 22, 2004

SECURITY FUNDSSM

  Security Large Cap Value Fund
  Security Equity Fund®
  Security Alpha Opportunity FundSM
  Security Global Fund
  Security Mid Cap Value Fund
  Security Small Cap Growth Fund
  Security Enhanced Index Fund
  Security Select 25 Fund
  Security Large Cap Growth Fund
  Security Mid Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Investment Objectives and Strategies
Security Large Cap Value Fund
Security Equity Fund
Security Alpha Opportunity Fund
Security Global Fund
Security Mid Cap Value Fund
Security Small Cap Growth Fund
Security Enhanced Index Fund
Security Select 25 Fund
Security Large Cap Growth Fund
Security Mid Cap Growth Fund
Principal Risks
Market Risk
Smaller Companies
Value Stocks
Growth Stocks
Short Sales
Management Risk
Foreign Securities
Emerging Markets
Equity Derivatives
Leverage
Fixed-Income Securities
Focused Investment Strategy
Non-Diversification
Investment in Investment Companies
Industry Concentration
Restricted Securities
Active Trading
Technology Stocks
Overweighting
Additional Information
Past Performance
Fees and Expenses of the Funds
Investment Manager
Management Fees
Portfolio Managers
Sub-Advisers
Portfolio Managers
Buying Shares
Market Timing/Short-Term Trading
Class A Shares
Class A Distribution Plan
Class B Shares
Class B Distribution Plan
Class C Shares
Class C Distribution Plan
Brokerage Enhancement Plan
Waiver of Deferred Sales Charge
Selling Shares
By Mail
By Telephone
By Broker
Payment of Redemption Proceeds
Redemption Charge (Global Fund Class A Shares)
Dividends and Taxes
Tax on Distributions
Taxes on Sales or Exchanges
Backup Withholding
Determination of Net Asset Value
Shareholder Services
Accumulation Plan
Systematic Withdrawal Program
Exchange Privilege
Retirement Plans
Investment Policies and Management Practices
Foreign Securities
Emerging Markets
Smaller Companies
Convertible Securities and Warrants
Initial Public Offering
High Yield Securities
Cash Reserves
Borrowing
Futures and Options
Swaps, Caps, Floors and Collars
When-Issued Securities and Forward Commitment Contracts
Securities Lending
General Information
Shareholder Inquiries
Financial Highlights
Appendix A - Reduced Sales Charges
Class A Shares
Rights of Accumulation
Statement of Intention
Reinstatement Privilege
Purchases at Net Asset Value

Fund Investment Objectives and Strategies

Listed below are the investment objective and principal investment strategies for each Fund. The Board of Directors may change a Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Security Large Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P Barra Value Index
Sub-Adviser:	The Dreyfus Corporation

INVESTMENT OBJECTIVE

The Large Cap Value Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing stocks, the Fund's sub-adviser, The Dreyfus Corporation ("Dreyfus"), principally invests in value-oriented companies. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. Dreyfus uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic environment. Dreyfus then reviews these stocks for factors that could signal a rise in price, such as:

  New products or markets
  Opportunities for greater market share
  More effective management
  Positive changes in corporate structure or market perception

The Fund may invest a portion of its assets in options and futures contracts. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns.

The Fund typically sells a security when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Dreyfus's expectations.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Equity Fund

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P 500 Index

INVESTMENT OBJECTIVE

The Equity Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment Manager") uses a blended approach, investing in growth stocks and value stocks. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Alpha Opportunity Fund

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P 500 Index
Sub-Adviser:	Mainstream Investment Advisers, LLC

INVESTMENT OBJECTIVE

The Alpha Opportunity Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

All daily cash inflows and outflows will be allocated to the index strategy of the Fund. Once a month, the Investment Manager will rebalance the portfolio to an allocation of approximately 50% of total assets to each strategy, although the allocation upon rebalancing may range between 40% and 60% of total assets to each strategy.

The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there is an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI indicates that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages the long/short portion of the Fund's portfolio and will buy and sell securities frequently. This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

Although the Fund invests principally in U.S. securities, it may invest in securities of companies located outside the U.S., principally through American Depositary Receipts ("ADRs") traded on U.S. markets. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Global Fund
FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	MSCI World Index
Sub-Adviser:	OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund's sub-adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

  Stocks of small, medium and large growth-oriented companies worldwide
  Companies that stand to benefit from one or more global growth trends
  Businesses with strong competitive positions and high demand for their products or services
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies the Fund's investments broadly across countries and industries.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Mid Cap Value Fund
FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P MidCap 400/Barra Value Index

INVESTMENT OBJECTIVE

The Mid Cap Value Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Small Cap Growth Fund
FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	Russell 2000 Growth Index
Sub-Adviser	RS Investment Management, L.P.

INVESTMENT OBJECTIVE

The Small Cap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalization of $1.5 billion or less at the time of investment that, in the opinion of the Fund's sub-adviser, RS Investment Management, L.P., ("RS Investment") have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.

In selecting investments for the Fund, RS Investment seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts. The Fund may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investment believes to be the company's value.

The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and internet-related companies.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Security Enhanced Index Fund
FUND FACTS
Objective:	Outperform the S&P 500 Index
Benchmark:	S&P 500 Index
Sub-Adviser:	Northern Trust Investments, N.A.

INVESTMENT OBJECTIVE

The Enhanced Index Fund seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI") to provide investment advisory services to the Fund as a sub-adviser. Using a quantitative discipline, NTI determines whether the Fund should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500 Index, unlike an S&P 500 index fund, approximately 150 issues will be over- or under-weighted relative to the index. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Fund in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500 Index.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase return potential or to maintain exposure to the equity markets. In addition, to enhance return potential, the Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Select 25 Fund
FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P 500 Index

INVESTMENT OBJECTIVE

The Select 25 Fund®seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940 ("1940 Act"), which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. A bottom-up approach means that the Investment Manager primarily analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. When analyzing individual companies, the Investment Manager considers various factors, which may include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Fund may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund also may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Large Cap Growth Fund
FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	Russell 1000® Growth Index

INVESTMENT OBJECTIVE

The Large Cap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies, and principally invests in companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Investment Manager defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the 1940 Act which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry. The Fund's concentration policy would allow the Fund to overweight an industry relative to the index even if such overweighting resulted in investment of more than 25% of the Fund's assets in that industry. Currently, no industry represents 20% or more of the index.

The Investment Manager uses a growth-oriented strategy to choose equity securities, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers many factors including, but not limited to: prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Mid Cap Growth Fund
FUND FACTS
Objective:	Capital appreciation
Benchmark:	S&P MidCap 400/Barra Growth Index

INVESTMENT OBJECTIVE

The Mid Cap Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $336 million to $11.8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities that it believes are attractively valued with the greatest potential for appreciation. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Fund is therefore subject to the risks associated with investing in small capitalization companies.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which are illiquid.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks

The following chart summarizes the principal risks applicable to the Funds. However, the fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Fund. For example, the risk of investing in smaller companies is not listed as a principal risk for Large Cap Value Fund. This does not mean that Large Cap Value Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Large Cap Value Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.
	Large Cap Value	Equity	Alpha Opportunity	Global	Mid Cap Value	Small Cap Growth	Enhanced Index	Select 25	Large Cap Growth	Mid Cap Growth
Market Risk	•	•	•	•	•	•	•	•	•	•
Smaller Companies			•	•	•	•				•
Value Stocks	•	•	•		•
Growth Stocks		•	•	•		•	•	•	•	•
Short Sales			•			•
Management Risk			•
Foreign Securities	•			•
Emerging Markets				•
Equity Derivatives	•	•	•	•	•		•	•	•	•
Leverage	•	•	•	•	•		•		•	•
Fixed-Income Securities			•			•
Focused Investment Strategy								•
Non-Diversification								•	•
Investment in Investment Companies		•	•		•			•	•	•
Industry Concentration									•
Restricted Securities					•					•
Active Trading	•			•
Technology Stocks						•
Overweighting							•	•

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money.

Market Risk - Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

Smaller Companies - The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Short Sales - A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that the Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

Management Risk - Alpha Opportunity Fund is subject to management risk because it is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio manager will apply investment techniques and risk analyses in making investment decisions for the portion of the Fund managed by Mainstream, but there can be no guarantee that these will produce the desired results.

Foreign Securities - Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as currency fluctuations, differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

Emerging Markets - All of the risks of investing in foreign securities are heightened by investing in less developed and developing countries, which are sometimes referred to as emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

Equity Derivatives - Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Leverage - The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

Fixed-Income Securities - Fixed-income investing may present risks because the market value of fixed-income investments generally is affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security generally declines. Generally, the longer a bond's maturity, the greater the risk. Investors should note that short-term interest rates are at or near historic lows. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds, and because they are more susceptible to the risk that the issuer will not be able to make the requisite principal and interest payments. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Bond values fluctuate, and an investor may receive more or less money than originally invested.

Focused Investment Strategy - The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A fund which focuses its investments in a smaller number of stocks may be more volatile than the typical diversified stock fund.

Non-Diversification - A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a change in the market value of a single security may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.

Investment in Investment Companies - Investments in investment companies or other investment vehicles may include index-based investments such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles. SPDRs are securities issued by an investment company whose shares are intended to closely track the performance of the S&P 500 Index. Such index-based investments are securities issued by an investment company or vehicle whose shares are intended to closely track the performance of the applicable index. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally.

Industry Concentration - A Fund is subject to industry concentration risk when it concentrates investments in industry or sector-specific stocks. Industry concentration risk is the risk that the Fund's return could be hurt significantly by problems affecting a particular sector. A sector fund concentrates its investments in a particular industry or group of related industries and its performance may significantly increase or decrease due to developments in that sector.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Active Trading - Active trading will increase the costs a Fund incurs and as a result, may lower a Fund's performance. It may also increase the amount of tax an investor pays on the Fund's returns.

Technology Stocks - Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Overweighting - Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Additional Information - For more information about the Funds' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

Past Performance

The charts and tables below and on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns have compared to those of broad measures of market performance. (No performance is shown for Alpha Opportunity Fund, as it was not available until July 2003. Performance information for Alpha Opportunity Fund will appear in a future version of this prospectus once the Alpha Opportunity Fund has a full calendar year of performance information to report to investors.) The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. Fee waivers and/or reimbursements reduced expenses of some of the Funds and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts do not reflect the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

Security Large Cap Value Fund - Class A1
Highest and Lowest Returns (Quarterly 1994-2003)
Highest Quarter

40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-7.9%
27.8%
12.0%
31.7%
-0.3%
2.5%
-7.2%
-5.6%
-24.2%
27.3%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Q3 ended September 30, 1997	15.50%
Lowest Quarter
Q3 ended September 30, 2002	-19.05%

1  Dreyfus became the sub-adviser to the Fund effective January 1, 2001. Prior to this date, advisory services were provided by the Investment Manager.
Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	19.84%	-3.96%	4.17%
Return After Taxes on Distributions[1]	19.74%	-4.27%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	12.08%	-3.22%	2.70%
Class B	21.33%	-4.13%	3.94%
Class C	25.30%	-3.52%[2]	N/A
S&P Barra Value Index (reflects no deduction for fees, expenses or taxes)[3]	31.79%	1.95%	10.55%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.

3  The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

Security Equity Fund - Class A
Highest and Lowest Returns (Quarterly 1994-2003)
Highest Quarter

45%
30%
15%
0%
-15%
-30%
-45%
-2.5%
38.4%
22.7%
29.6%
26.5%
11.0%
-12.5%
-11.9%
-23.6%
20.9%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Q4 ended December 31, 1998	20.90%
Lowest Quarter
Q3 ended September 20, 2002	-15.17%

Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	13.96%	-5.72%	7.29%
Return After Taxes on Distributions[1]	13.90%	-6.41%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.50%	-4.32%	5.76%
Class B	14.92%	-5.84%	7.07%
Class C	19.12%	-5.84%[2]	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	-0.57%	11.06%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.

3  The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Security Global Fund - Class A
Highest and Lowest Returns (Quarterly 1994-2003)
Highest Quarter

60.0%
45.0%
30.0%
15.0%
0.0%
-15.0%
-30.0%
-45.0%
1.3%
10.4%
17.1%
6.9%
19.2%
54.8%
3.1%
-13.2%
-24.2%
41.6%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Q3 ended September 30, 1999	37.45%
Lowest Quarter
Q3 ended September 30, 2002	-18.96%

Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	33.43%	6.98%	8.86%
Return After Taxes on Distributions[1]	33.43%	5.22%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares[1]	20.36%	5.16%	6.55%
Class B	35.90%	7.49%	8.76%
Class C	39.54%	7.04%[2]	N/A
MSCI World Index (reflects no deduction for fees, expenses or taxes)[3]	33.11%	-0.77%	7.14%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.

3  The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Security Mid Cap Value Fund - Class A
Highest and Lowest Returns (Quarterly 1998-2003)
Highest Quarter

60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
16.1%
21.8%
26.7%
11.3%
-14.9%
51.8%
1998
1999
2000
2001
2002
2003

Q2 ended June 30, 2003	27.21%
Lowest Quarter
Q3 ended September 30, 2002	-22.48%

Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	Life of Fund[3]
Class A
Return Before Taxes	43.09%	15.92%	18.75%
Return After Taxes on Distributions[1]	42.82%	15.04%	17.87%
Return After Taxes on Distributions and Sale of Fund Shares[1]	26.50%	13.01%	15.70%
Class B	45.73%	15.99%	18.68%
Class C	49.69%	16.59%[2]	N/A
S&P MidCap 400/Barra Value Index (reflects no deduction for fees, expenses or taxes)[4]	40.18%	12.05%	14.73%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.
3  For the period beginning May 1, 1997 (date of inception) to December 31, 2003.
4  The S&P MidCap 400/Barra Value Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a Price to Book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.

Security Small Cap Growth Fund - Class A
Highest and Lowest Returns (Quarterly 1998-2003)
Highest Quarter
Q4 ended December 31, 1999	53.00%
Lowest Quarter

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
10.4%
87.2%
-9.6%
-28.9%
-27.3%
55.1%
1998
1999
2000
2001
2002
2003

Q1 ended March 31, 2001	-27.00%

Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	Life of Fund[2]
Class A
Return Before Taxes	46.16%	5.03%	5.04%
Return After Taxes on Distributions[1]	46.16%	4.46%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	28.11%	4.04%	4.08%
Class B	48.92%	4.95%	5.03%
Class C	53.10%	4.40%[3]	N/A
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)[4]	48.54%	0.86%	5.43%[5]

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning October 15, 1997 (date of inception) to December 31, 2003.
3  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.
4  The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
5  Index performance information is only available to the Fund at the beginning of each month. The Russell 2000 Growth Index performance is for the period October 1, 1997 to December 31, 2003. Index performance assumes reinvestment of dividends and distributions.

Security Enhanced Index - Class A
Highest and Lowest Returns (Quarterly 2000-2003)
Highest Quarter

40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-10.1%
-13.5%
-23.5%
27.0%
2000
2001
2002
2003

Q4 ended December 31, 1999	15.77%
Lowest Quarter
Q3 ended September 30, 2002	-17.54%

Average Annual Total Returns (through December 31, 2003)
	1 Year	Life of Fund[2]
Class A
Return Before Taxes	19.72%	-3.76%
Return After Taxes on Distributions[1]	19.72%	-3.86%
Return After Taxes on Distributions and Sale of Fund Shares[1]	12.01%	-2.98%
Class B	21.03%	-3.78%
Class C	24.95%	-3.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	-0.57%[4]

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.
3  The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
4  Index performance information is only available to the Fund at the beginning of each month. The S&P 500 Index performance is for the period January 1, 1999 to December 31, 2003. Index performance assumes reinvestment of dividends and distributions.

Security Select 25 Fund - Class A

Highest and Lowest Returns (Quarterly 2000-2003)
Highest Quarter

40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-17.7%
-10.9%
-26.3%
16.9%
2000
2001
2002
2003

Q4 ended December 31, 2001	20.45%
Lowest Quarter
Q3 ended September 30, 2001	-18.76%

Average Annual Total Returns (through December 31, 2003)
	1 Year	Life of Fund[2]
Class A
Return Before Taxes	10.22%	-5.89%
Return After Taxes on Distributions[1]	10.22%	-5.89%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.23%	-4.59%
Class B	11.03%	-5.81%
Class C	14.98%	-5.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	-0.57%[4]

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.
3  The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
4  Index performance information is only available to the Fund at the beginning of each month. The S&P 500 Index performance is for the period January 1, 1999 to December 31, 2003. Index performance assumes reinvestment of dividends and distributions.

Security Large Cap Growth Fund - Class A
Highest and Lowest Returns (Quarterly 2001-2003)
Highest Quarter

40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-15.6%
-27.2%
23.5%
2001
2002
2003

Q2 ended June 30, 2003	13.06%
Lowest Quarter
Q4 ended June 30, 2002	-18.50%

Average Annual Total Returns (through December 31, 2003)
	1 Year	Life of Fund[2]
Class A
Return Before Taxes	16.44%	-14.03%
Return After Taxes on Distributions[1]	16.44%	-14.03%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.01%	-10.73%
Class B	17.41%	-14.10%
Class C	21.52%	-13.27%
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses or taxes)[3]	29.75%	-14.37%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning May 1, 2000 (date of inception) to December 31, 2003.
3  The Russell 1000 Growth Index is an unmanaged index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance assumes reinvestment of dividends and distributions.

Security Mid Cap Growth Fund - Class A
Highest and Lowest Returns (Quarterly 1994-2003)
Highest Quarter

80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-6.6%
19.3%
18.0%
17.8%
16.7%
59.7%
16.4%
-14.6%
-27.6%
56.0%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Q4 ended December 31, 1999	37.08%
Lowest Quarter
Q3 ended September 30, 2001	-27.27%

Average Annual Total Returns (through December 31, 2003)
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	46.95%	11.06%	11.81%
Return After Taxes on Distributions[1]	43.61%	9.82%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares[1]	27.18%	8.68%	9.15%
Class B	50.03%	11.08%	11.66%
Class C	54.05%	10.69%[2]	N/A
S&P MidCap 400/Barra Growth Index (reflects no deduction for fees, expenses or taxes)[3]	30.95%	6.48%	12.92%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2  For the period beginning January 29, 1999 (date of inception) to December 31, 2003.
3  The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a Price to Book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES

Fees paid directly from your investment.

Unless otherwise noted, the following fees apply to all of the Funds:
	Class A Shares	Class B Shares[1]	Class C Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	5%[3]	1%[4]
Global Fund Only - Redemption Charge (as a percentage of amount redeemed or exchanged)	2%[5]	None	None

1  Class B shares convert tax-free to Class A shares automatically after eight years.
2  Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3  5% during the first year, decreasing to 0% in the sixth and following years.
4  A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
5  A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from Fund assets.
	Class A	Class B	Class C
LARGE CAP VALUE FUND
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.52%	0.52%	0.52%
Total annual fund operating expenses[2]	1.52%	2.27%	2.27%
EQUITY FUND
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.26%	0.26%	0.26%
Total annual fund operating expenses[2]	1.26%	2.01%	2.01%
ALPHA OPPORTUNITY FUND
Management fee[3]	2.00%	2.00%	2.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses[4]	0.50%	0.50%	0.50%
Total annual fund operating expenses[2]	2.75%	3.50%	3.50%
GLOBAL FUND
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.80%	0.80%	0.80%
Total annual fund operating expenses[2]	2.05%	2.80%	2.80%
MID CAP VALUE FUND
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.43%	0.43%	0.43%
Total annual fund operating expenses[2]	1.68%	2.43%	2.43%
SMALL CAP GROWTH FUND
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	1.23%	1.23%	1.23%
Total annual fund operating expenses[2,5]	2.48%	3.23%	3.23%
ENHANCED INDEX FUND
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.87%	0.87%	0.87%
Total annual fund operating expenses[2,5]	1.87%	2.62%	2.62%
SELECT 25 FUND
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.66%	0.66%	0.66%
Total annual fund operating expenses[2]	1.66%	2.41%	2.41%
LARGE CAP GROWTH FUND
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.52%	0.52%	0.52%
Total annual fund operating expenses[2]	1.77%	2.52%	2.52%
MID CAP GROWTH FUND
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.43%	0.43%	0.43%
Total annual fund operating expenses[2]	1.43%	2.18%	2.18%

1  The Funds have adopted a Brokerage Enhancement Plan under Rule 12b-1, but have not yet implemented the Plan. If the Brokerage Enhancement Plan is implemented, it is not expected that any amounts received by the Fund's distributor would exceed 0.05% of any Fund's average net assets. This additional amount is not reflected in the "Distribution (12b-1) fees" set forth in the table.
2  Expense information has been restated to reflect the Fund's current fees. Effective February 1, 2004, the Fund has in place a new Fund Accounting and Administration Agreement and a new Transfer Agency Agreement.
3  Alpha Opportunity Fund pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Fund's performance relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."
4  Other expenses for Alpha Opportunity Fund are based upon estimated expenses, because the Fund commenced operations July 1, 2003.
5  In the fiscal year 2003, the Enhanced Index Fund's and the Small Cap Growth Fund's expenses were lower than the amounts indicated above due to voluntary waivers and/or reimbursements by the Investment Manager. The total annual operating expenses for the Enhanced Index Fund and the Small Cap Growth Fund, taking these voluntary waiver s/reimbursements into account, and giving effect to the new Fund Accounting and Administration Agreement and New Transfer Agency Agreement is estimated to be 1.62% for Class A shares and 2.37% for Class B and C shares of the Enhanced Index Fund, and 2.25% for Class A shares and 3.00% for Class B and C shares of the Small Cap Growth Fund. These waivers/reimbursements may be discontinued at any time without notice to shareholders. A waiver lowers the expense ratio and increases overall returns to investors.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.
Class A	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$721	$1,028	$1,356	$2,283
Equity Fund	696	952	1,227	2,010
Alpha Opportunity Fund	837	1,379	N/A*	N/A*
Global Fund	771	1,181	1,615	2,817
Mid Cap Value Fund	736	1,074	1,435	2,448
Small Cap Growth Fund	811	1,303	1,820	3,229
Enhanced Index Fund	754	1,129	1,528	2,639
Select 25 Fund	734	1,068	1,425	2,427
Large Cap Growth Fund	745	1,100	1,479	2,539
Mid Cap Growth Fund	712	1,001	1,312	2,190

Class B	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$730	$1,009	$1,415	$2,417
Equity Fund	704	930	1,283	2,144
Alpha Opportunity Fund	853	1,374	N/A*	N/A*
Global Fund	783	1,168	1,679	2,949
Mid Cap Value Fund	746	1,058	1,496	2,581
Small Cap Growth Fund	826	1,295	1,888	3,359
Enhanced Index Fund	765	1,114	1,590	2,772
Select 25 Fund	744	1,051	1,485	2,561
Large Cap Growth Fund	755	1,085	1,540	2,669
Mid Cap Growth Fund	721	982	1,369	2,323

Class C	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$330	$ 709	$1,215	$2,605
Equity Fund	304	630	1,083	2,337
Alpha Opportunity Fund	453	1,074	N/A*	N/A*
Global Fund	383	868	1,479	3,128
Mid Cap Value Fund	346	758	1,296	2,766
Small Cap Growth Fund	426	995	1,688	3,351
Enhanced Index Fund	365	814	1,390	2,954
Select 25 Fund	344	751	1,285	2,746
Large Cap Growth Fund	355	785	1,340	2,856
Mid Cap Growth Fund	321	682	1,169	2,513

You would pay the following expenses if you did not redeem your shares.
Class A	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$721	$1,028	$1,356	$2,283
Equity Fund	696	952	1,227	2,010
Alpha Opportunity Fund	837	1,379	N/A*	N/A*
Global Fund	771	1,181	1,615	2,817
Mid Cap Value Fund	736	1,074	1,435	2,448
Small Cap Growth Fund	811	1,303	1,820	3,229
Enhanced Index Fund	754	1,129	1,528	2,639
Select 25 Fund	734	1,068	1,425	2,427
Large Cap Growth Fund	745	1,100	1,479	2,539
Mid Cap Growth Fund	712	1,001	1,312	2,190

Class B	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$230	$ 709	$1,215	$2,417
Equity Fund	204	630	1,083	2,144
Alpha Opportunity Fund	353	1,074	N/A*	N/A*
Global Fund	283	868	1,479	2,949
Mid Cap Value Fund	246	758	1,296	2,581
Small Cap Growth Fund	326	995	1,688	3,359
Enhanced Index Fund	265	814	1,390	2,772
Select 25 Fund	244	751	1,285	2,561
Large Cap Growth Fund	255	785	1,340	2,669
Mid Cap Growth Fund	221	682	1,169	2,323

Class C	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$230	$ 709	$1,215	$2,605
Equity Fund	204	630	1,083	2,337
Alpha Opportunity Fund	353	1,074	N/A*	N/A*
Global Fund	283	868	1,479	3,128
Mid Cap Value Fund	246	758	1,296	2,766
Small Cap Growth Fund	326	995	1,688	3,531
Enhanced Index Fund	265	814	1,390	2,954
Select 25 Fund	244	751	1,285	2,746
Large Cap Growth Fund	255	785	1,340	2,856
Mid Cap Growth Fund	221	682	1,169	2,513

*Five and ten year figures are omitted for Alpha Opportunity Fund in accordance with SEC requirements concerning presentation of the expense example for new funds.

Investment Manager

Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 2003, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.7 billion.

Management Fees - The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated. For Funds for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Funds, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page __.
Management Fees (expressed as a percentage of average net assets)
Large Cap Value Fund	0.75%
Equity Fund	0.75%
Alpha Opportunity Fund*	2.00%
Global Fund	1.00%
Mid Cap Value Fund	1.00%
Small Cap Growth Fund	1.00%
Enhanced Index Fund	0.65%
Select 25 Fund	0.75%
Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	0.75%
*This Fund was not offered for sale until July 1, 2003. Alpha Opportunity Fund's management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.

The Investment Manager receives a management fee from Alpha Opportunity Fund that is composed of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Fund performed relative to the S&P 500 Index.

The illustration below demonstrates how the performance adjustment may affect the Investment Manager's fee. The Investment Manager will receive the 2.00% annual base fee for the first year of the Fund's investment operations, and thereafter if the Alpha Opportunity Fund's investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment performance of the Fund's Class A shares exceeds the investment record of the S&P 500 Index, the performance adjustment increases the fee paid to the Investment Manager proportionately, reaching a maximum annual fee of 2.75% if the Fund outperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. If the investment performance of the Fund's Class A shares trails the investment record of the S&P 500 Index, the performance adjustment decreases the fee paid to the Investment Manager proportionately, reaching a minimum annual fee of 1.25% if the Fund underperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period.

Performance adjustments will begin on August 1, 2004 based upon Alpha Opportunity Fund's performance during the 12 months ended July 1, 2004.

The following table includes examples showing the fees that the Investment Manager would earn at various levels of investment performance of the Alpha Opportunity Fund and the S&P 500 Index:
% Point Difference between Class A Shares and S&P 500 Index	Performance Adjustment from Base Advisory Fee	Total Management Fee Paid to Manager
15%	+0.75%	2.75%
10%	+0.50%	2.50%
5%	+0.25%	2.25%
0%	0.00%	2.00%
-5%	-0.25%	1.75%
-10%	-0.50%	1.50%
-15%	-0.75%	1.25%

Please note that the controlling factor is not whether the Alpha Opportunity Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that the Fund could pay the Investment Manager the maximum advisory fee even though the Fund had negative investment performance during the rolling 12 month measuring period if the Fund's investment performance significantly exceeded the investment record of the S&P 500 Index during the measuring period. Similarly, the Fund could pay the Investment Manager the maximum advisory fee even though the Investment Manager had negative performance if overall Fund performance significantly exceeded the S&P 500 Index due to the level of performance of Mainstream. The net advisory fee received by the Investment Manager typically will be 0.75% annually, regardless of the performance of the Fund or the Investment Manager. The "net advisory fee" is equal to the difference between the advisory fee paid by the Fund and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of advisory fees received by the Investment Manager). The Fund's investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee and maximum annual fee payable to the Investment Manager are higher than investment advisory fees typically paid by mutual funds.

Portfolio Managers - The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

EQUITY FUND, SELECT 25 FUND AND LARGE CAP GROWTH FUND

Mark Mitchell, Vice President and Portfolio Manager of the Investment Manager, has managed the Equity Fund and Select 25 Fund since February 2004, and the Large Cap Growth Fund since joining the Investment Manager in September 2002. He has 16 years of finance and investment experience and is a Chartered Financial Analyst charterholder. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company GE Asset Management from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a bachelor of science degree from the University of Nebraska, with an emphasis in Finance and is a graduate of the GE Financial Management Program.

ALPHA OPPORTUNITY FUND

Steven M. Bowser, Vice President and Senior Portfolio Manager of the Investment Manager, has been a co-manager of the Alpha Opportunity Fund since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, Mr. Bowser was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

Mark Lamb, Vice President of the Investment Manager, has been a manager of Alpha Opportunity Fund since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Capital Holding. Mr. Lamb holds a bachelor of science degree in engineering physics and a MBA from Murray State University. He is a Chartered Financial Analyst charterholder.

MID CAP VALUE FUND AND MID CAP GROWTH FUND

James P. Schier, Vice President and Senior Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Value Fund since its inception in 1997 and has managed Mid Cap Growth Fund since January 1998. He has 20 years experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and a MBA from Washington University.

Sub-Advisers

The Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Funds which use a sub-adviser:

  performing initial due diligence on prospective sub-advisers for the Funds monitoring the performance of the sub-advisers

  communicating performance expectations to the sub-advisers ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to Large Cap Value Fund. Founded in 1947, as of November 20, 2003, The Dreyfus Corporation managed approximately $166 billion in 203 mutual fund portfolios.

The Investment Manager has engaged Mainstream Investment Advisers, LLC to provide investment advisory services to Alpha Opportunity Fund. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $170 million in client assets as of September 30, 2003. For its services as sub-adviser, the Investment Manager, and not the Alpha Opportunity Fund, pays Mainstream a sub-advisory fee. The sub-advisory fee is an annual base fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500 Index during the prior 12 months. During its first 12 months of operations, the Investment Manager will pay Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments will begin on August 1, 2004 based upon the investment performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity Fund's assets managed by Mainstream. The maximum performance adjustment upward or downward is 1.50% annually. Depending on the investment performance of Alpha Opportunity Fund's assets managed by Mainstream, the Investment Manager will pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees. The nature of the performance fee is such that the Investment Manager will pay Mainstream a higher fee when the investment performance of the long/short portion of the Fund is better than the investment record of the S&P 500 Index during the prior 12 months and a lower fee when the investment performance of that portion of the Fund is lower than the investment record of the S&P 500 Index during the prior 12 months. For more information about Mainstream's sub-advisory fee, please read the "Sub-Adviser" section of the Statement of Additional Information.

The Investment Manager has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to Global Fund. OppenheimerFunds, Inc. has operated as an investment adviser since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $150 billion in assets as of December 31, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts.

The Investment Manager has engaged RS Investment Management, L.P. to provide investment advisory services to Small Cap Growth Fund. RS Investments, 388 Market Street, San Francisco, California 94111, was established in 1993 and as of December 31, 2003, managed over $7 billion in assets.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI"), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced Index Fund. NTI is a wholly-owned subsidiary of The Northern Trust Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2003, NTI had approximately $222 billion in assets under management.

The Northern Trust Company is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

Portfolio Managers - The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Funds as indicated:

LARGE CAP VALUE FUND

Brian C. Ferguson was named the portfolio manager of Large Cap Value Fund on April 1, 2004. Mr. Ferguson is the Director of Dreyfus's US Large Cap Value Equity Portfolio Management Team, and he has been a portfolio manager for Dreyfus since 2000 and a portfolio manager for The Boston Company Asset Management, an affiliate of Dreyfus, since 1997. Mr. Ferguson became the Director of the U.S. Large Cap Value team in second quarter 2004. In third quarter 2003, Mr. Ferguson became the lead manager of the Dynamic Equity Large Cap Value strategy and transitioned fulltime to the U.S. Large Cap team. Mr. Ferguson launched Dreyfus's Midcap Value Equity strategy in 1999 and became co-portfolio manager of the Dreyfus Mid Cap Value Fund in 2001 and was portfolio manager of the Dreyfus Mid Cap Value Plus Fund from 2001 to 2003. Mr. Ferguson initially was an analyst on the Dreyfus US Small and Mid Cap Portfolio Management Team, focusing on financial services and consumer related stocks. Mr. Ferguson joined Dreyfus from Wellington Management where he was an analyst on the Vanguard Windsor Fund. Mr. Ferguson holds an MBA from Columbia University's Business School with a concentration in Finance, as well as membership in the Beta Gamma Sigma Honor Society. He received a BA in Economics and International Relations from Bucknell University.

ALPHA OPPORTUNITY FUND

William H. Jenkins, Manager of Mainstream, has been a co-manager of the Alpha Opportunity Fund managing the long/short portion of the Fund since its inception in July 2003. He has more than 34 years of investment experience. Mr. Jenkins co-founded Mainstream Investment Advisers, LLC, an investment adviser registered with the SEC, in July 1997. He spent the prior 15 years with Providian Corporation as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, he worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a bachelor's degree from Grove City College and a MBA from New York University. He is a Chartered Financial Analyst charterholder.

GLOBAL FUND

William L. Wilby, Senior Vice President and Director of International Equities of OppenheimerFunds, has been the manager of Global Fund since November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

SMALL CAP GROWTH FUND

William J. Wolfenden III has been manager of Small Cap Growth Fund since September 2002 and has been with RS Investments since April 2001. Prior to that, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994. He holds a B.A. from Southern Methodist University and a MBA from Vanderbilt University.

ENHANCED INDEX FUND

Robert H. Bergson, CFA, Vice President of NTI, has been co-manager of Enhanced Index Fund since July 2003. He joined NTI in 1997 and has managed equity portfolios specializing in quantitative strategies. Mr. Bergson received a B. Arch. From Carnegie Mellon University and an M.S. degree from Massachusetts Institute of Technology.

Gail Grove, Second Vice President of NTI, has been co-manager of Enhanced Index Fund since July 2003. She joined NTI in 1996 and has been a product strategist and portfolio manager of customized equity index portfolios and tax efficient index portfolios, with expertise in equity overlay programs. Ms. Grove received a B.B.A. degree and an M.S. degree in financial markets and trading from Illinois Institute of Technology.

Buying Shares

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. ("authorized financial intermediaries"), and are priced at the net asset value per share (NAV) next determined after receipt of a purchase order by the Fund's transfer agent or an authorized financial intermediary. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Funds: Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

Market Timing/Short-Term Trading -Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Fund to another and then back again after a short period of time. As money is shifted in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

The Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction (as discussed in the section titled "Exchange Privilege" of this Prospectus), that it determines to be market timing or excessive trading by a shareholder or accounts under common control.

While the Funds discourage excessive short-term trading, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

Class A Shares - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's NAV next calculated after the order is accepted by the Funds, plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.
	Sales Charge
Amount of Order	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more*	None	None

*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

Class A Distribution Plan - The Funds have adopted a Class A Distribution Plan that allows each of the Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B Shares - Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:
Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge."

Class B Distribution Plan - The Funds have adopted a Class B Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class B shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

Class C Shares - Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

Class C Distribution Plan - The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class C shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Brokerage Enhancement Plan - The Funds have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. However, to date, the Plan has not been implemented and the Fund has no current intention to implement the Plan. If implemented, the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Funds may direct the Investment Manager or a sub-adviser to use certain broker-dealers for securities transactions, subject to the duty of best execution. These broker-dealers have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide to the Distributor brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

  holding or participating in seminars and sales meetings promoting the sale of the Funds' shares paying marketing fees requested by broker-dealers who sell the Funds training sales personnel

  creating and mailing advertising and sales literature

  financing any other activity that is intended to result in the sale of the Funds' shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund to be used for the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Funds. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.

Waiver of Deferred Sales Charge - The Distributor will waive the deferred sales charge under the following circumstances:

  Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

  In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code").

  In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Code for:

  returns of excess contributions to the plan

  retirement of a participant in the plan

  a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

  financial hardship (as defined in regulations under the Code) of a participant in a plan termination of employment of a participant in a plan

  any other permissible withdrawal under the terms of the plan.

Selling Shares

Selling your shares of a Fund is called a "redemption," because the Fund buys back the shares. A shareholder may sell shares at any time through his or her broker/ dealer or other financial intermediary, or directly through the Fund's transfer agent. Shares will be redeemed at the NAV next determined after the order is received by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

By Mail - To sell shares by mail, send a letter of instruction that includes:

  The name and signature of the account owner(s)

  The name of the Fund

  The dollar amount or number of shares to sell

  Where to send the proceeds

  A signature guarantee if

  The check will be mailed to a payee or address different than that of the account owner, or

  The sale of shares is more than $25,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Security Management Company, LLC
P.O. Box 750525
Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

  Individual or Joint Tenants: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

  UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

  Sole Proprietor or General Partner: Written instructions must be signed by an authorized individual as it appears on the account.

  Corporation or Association: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

  Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

  Retirement: Written instructions must be signed by the account owner.

By Telephone - If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

By Broker - You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

Payment of Redemption Proceeds - Payments may be made by check. Redemption proceeds (less any redemption charge payable with respect to Global Fund Class A shares) will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

Although, the Fund intends to pay redemption proceeds in cash, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Redemption Charge (Global Fund Class A Shares) - The Global Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Global Fund's shares can disrupt the Fund's investment program. Accordingly, the Global Fund imposes a 2% charge on redemptions (including exchanges) of Global Fund Class A shares that have been held for 30 days or less, which charge is paid to Global Fund to protect the Fund's long-term shareholders. The Global Fund uses the "first-in, first-out" method to determine the 30-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 30 days or less, the redemption charge will be charged against the redemption of those shares.

The redemption charge does not apply to Class B or Class C shares of Global Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions - Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

  Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has "short-term capital gains" when it sells assets within 12 months after buying them. Your share of a fund's net short-term capital gains will be taxed at ordinary income rates. The Fund has "long-term capital gains" when it sells assets that it has owned for more than 12 months. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

Taxes on Sales or Exchanges - You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous section can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

Backup Withholding - As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

Determination of Net Asset Value

The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Shareholder Services

Accumulation Plan - An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

Systematic Withdrawal Program - Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

Exchange Privilege - Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other mutual funds distributed by the Funds' distributor, including Security Social Awareness, Diversified Income, Municipal Bond, and High Yield Funds. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Shareholders who hold their shares in a tax-qualified retirement plan may exchange shares of the Funds for shares of Security Capital Preservation Fund, but may not exchange into Security Municipal Bond Fund. Shareholders also may exchange their shares of the Funds for shares of Security Cash Fund, provided that exchanges to Security Cash Fund are not available to shareholders who have purchased through the following custodial accounts of the Investment Manager: 403(b)(7) accounts, SEP accounts and SIMPLE plans. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund or for Class A shares of Security Cash Fund, if available. At present, Municipal Bond Fund does not offer Class C shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

Dollar Cost Averaging. This option is available only to shareholders of a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000. The option allows such shareholders to make periodic exchanges of shares from the Security Capital Preservation Fund (held in non-certificate form) to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until account value in the Security Capital Preservation Fund is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

Asset Rebalancing. This option is available only to participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000. This option allows such participants to automatically exchange shares of those funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the funds. Shares of such funds must be held in non-certificate form. Account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

Retirement Plans - The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Funds may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Fund's other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, the Funds may invest in any type of security or instrument whose investment characteristics are consistent with that Fund's investment program.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds. Each of the Funds may invest in foreign securities.

Emerging Markets - The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Convertible Securities and Warrants - Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Initial Public Offering - A Fund's investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Fund and particularly those with a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market. The Small Cap Growth Fund may be particularly susceptible to IPO risk.

High Yield Securities - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. The Large Cap Value, Alpha Opportunity, Global and Small Cap Growth Funds may invest in high yield securities.

Cash Reserves - Cash reserves maintained by a Fund may include domestic, and for certain Funds, foreign money market instruments, as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes.

Borrowing - While the Funds have no present intention to borrow for investment purposes, the Funds may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Futures and Options - Many of the Funds may utilize futures contracts and options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Funds which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates and bond prices, as an efficient means of adjusting overall exposure to certain markets, in an effort to enhance income, to protect the value of portfolio securities, and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

Swaps, Caps, Floors and Collars - Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued," "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each of the Funds may purchase or sell securities on a when-issued, forward commitment or delayed delivery basis.

Securities Lending - For purposes of realizing additional income, the Alpha Opportunity, Global and Large Cap Growth Funds may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

General Information

Shareholder Inquiries - Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds' Class A shares, Class B shares and Class C shares during the past five years, or the period since commencement of a Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

SECURITY LARGE CAP VALUE FUND (Class A)
	Fiscal year ended September 30
	2003(c)	2002(c)(h)(l)	2001(c)(m)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 4.25	$ 5.37	$ 6.42	$ 7.17	$ 7.68

Income from Investment Operations:
Net investment income (loss)	0.02	0.01	0.03	0.07	0.12
Net gain (loss) on securities (realized and unrealized)	0.84	(1.10)	(1.03)	(0.58)	0.75
Total from investment operations	0.86	(1.09)	(1.00)	(0.51)	0.87

Less Distributions:
Dividends (from net investment income)	---	(0.03)	(0.05)	(0.13)	(0.04)
Distributions (from realized gains)	---	---	---	(0.11)	(1.34)
Total distributions	---	(0.03)	(0.05)	(0.24)	(1.38)
Net asset value end of period	$ 5.11	$ 4.25	$ 5.37	$ 6.42	$ 7.17
Total return (a)	20.24%	(20.51)%	(15.68)%	(7.28)%	12.00%

Ratios/Supplemental Data
Net assets end of period (thousands)	$45,858	$32,997	$45,006	$60,448	$74,796
Ratio of expenses to average net assets	1.45%	1.37%	1.32%	1.27%	1.22%
Ratio of net investment income (loss) to average net assets	0.41%	0.20%	0.49%	0.99%	1.63%
Portfolio turnover rate	76%	68%	180%	144%	98%

SECURITY LARGE CAP VALUE FUND (Class B)
	Fiscal year ended September 30
	2003(c)	2002(c)(h)(l)	2001(c)(m)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 4.08	$ 5.18	$ 6.21	$ 6.95	$ 7.54

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.04)	(0.03)	---	0.05
Net gain (loss) on securities (realized and unrealized)	0.81	(1.06)	(1.00)	(0.58)	0.73
Total from investment operations	0.79	(1.10)	(1.03)	(0.58)	0.78

Less Distributions:
Dividends (from net investment income)	---	---	---	(0.05)	(0.03)
Distributions (from realized gains)	---	---	---	(0.11)	(1.34)
Total distributions	---	---	---	(0.16)	(1.37)
Net asset value end of period	$ 4.87	$ 4.08	$ 5.18	$ 6.21	$ 6.95
Total return (a)	19.36%	(21.24)%	(16.59)%	(8.36)%	10.93%

Ratios/Supplemental Data
Net assets end of period (thousands)	$11,687	$4,905	$5,657	$7,152	$9,829
Ratio of expenses to average net assets	2.20%	2.27%	2.32%	2.27%	2.22%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.71)%	(0.51)%	0.01%	0.63%
Portfolio turnover rate	76%	68%	180%	144%	98%

SECURITY LARGE CAP VALUE FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(h)(l)	2001(c)(m)	2000(c)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$ 4.16	$ 5.28	$ 6.32	$ 7.11	$ 6.87

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.04)	(0.03)	(0.01)	0.03
Net gain (loss) on securities (realized and unrealized)	0.82	(1.08)	(1.01)	(0.56)	0.21
Total from investment operations	0.80	(1.12)	(1.04)	(0.57)	0.24

Less Distributions:
Dividends (from net investment income)	---	---	---	(0.11)	---
Distributions (from realized gains)	---	---	---	(0.11)	---
Total distributions	---	---	---	(0.22)	---
Net asset value end of period	$ 4.96	$ 4.16	$ 5.28	$ 6.32	$ 7.11
Total return (a)	19.23%	(21.21)%	(16.46)%	(8.10)%	3.49%

Ratios/Supplemental Data
Net assets end of period (thousands)	$2,130	$1,510	$904	$483	$297
Ratio of expenses to average net assets	2.20%	2.25%	2.33%	2.28%	2.22%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.72)%	(0.55)%	(0.10)%	0.62%
Portfolio turnover rate	76%	68%	180%	144%	90%

SECURITY EQUITY FUND (Class A)
	Fiscal period ended September 30
	2003(c)	2002(c)(i)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 5.09	$ 6.36	$10.26	$ 9.96	$ 8.86

Income from Investment Operations:
Net investment income (loss)	0.01	0.01	---	---	0.02
Net gain (loss) on securities (realized and unrealized)	0.88	(1.28)	(2.49)	0.66	1.80
Total from investment operations	0.89	(1.27)	(2.49)	0.66	1.82

Less Distributions:
Dividends (from net investment income)	---	---	---	---	(0.04)
Distributions (from realized gains)	---	---	(1.40)	(0.36)	(0.68)
Return of Capital	---	---	(0.01)	---	---
Total distributions	---	---	(1.41)	(0.36)	(0.72)
Net asset value end of period	$ 5.98	$ 5.09	$ 6.36	$10.26	$ 9.96
Total return (a)	17.49%	(19.97)%	(27.66)%	6.64%	20.66%

Ratios/Supplemental Data
Net assets end of period (thousands)	$430,161	$412,791	$563,553	$853,126	$917,179
Ratio of expenses to average net assets	1.25%	1.11%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets	0.23%	0.13%	0.03%	0.03%	0.19%
Portfolio turnover rate	54%	30%	23%	54%	36%

SECURITY EQUITY FUND (Class B)
	Fiscal year ended September 30
	2003(c)	2002(c)(i)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 4.64	$ 5.86	$ 9.65	$ 9.47	$ 8.52

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.07)	(0.10)	(0.08)
Net gain (loss) on securities (realized and unrealized)	0.80	(1.17)	(2.31)	0.64	1.71
Total from investment operations	0.77	(1.22)	(2.38)	0.54	1.63

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(1.40)	(0.36)	(0.68)
Return of capital	---	---	(0.01)	---	---
Total distributions	---	---	(1.41)	(0.36)	(0.68)
Net asset value end of period	$ 5.41	$ 4.64	$ 5.86	$ 9.65	$ 9.47
Total return (a)	16.59%	(20.82)%	(28.34)%	5.69%	19.23%

Ratios/Supplemental Data
Net assets end of period (thousands)	$61,733	$66,267	$96,067	$156,633	$159,872
Ratio of expenses to average net assets	2.00%	2.02%	2.02%	2.02%	2.02%
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.78)%	(0.97)%	(0.97)%	(0.82)%
Portfolio turnover rate	54%	30%	23%	54%	36%

SECURITY EQUITY FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(i)(l)	2001(c)	2000(c)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$ 4.88	$ 6.16	$10.07	$ 9.89	$10.13

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.07)	(0.10)	(0.05)
Net gain (loss) on securities (realized and unrealized)	0.84	(1.23)	(2.43)	0.64	(0.19)
Total from investment operations	0.81	(1..28)	(2.50)	0.54	(0.24)

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(1.40)	(0.36)	---
Return of Capital	---	---	(0.01)	---	---
Total distributions	---	---	(1.41)	(0.36)	---
Net asset value end of period	$ 5.69	$ 4.88	$ 6.16	$10.07	$ 9.89
Total return (a)	16.60%	(20.78)%	(28.35)%	5.55%	(2.37)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$6,651	$4,979	$4,230	$5,426	$4,507
Ratio of expenses to average net assets	2.00%	2.02%	2.02%	2.02%	2.02%
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.76)%	(0.97)%	(0.96)%	(0.89)%
Portfolio turnover rate	54%	30%	23%	54%	45%

SECURITY GLOBAL FUND (Class A)
	Fiscal year ended September 30
	2003(c)	2002(c)(h)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 9.49	$11.04	$18.86	$13.99	$11.23

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.08)	(0.11)	0.01
Net gain (loss) on securities (realized and unrealized)	2.22	(1.50)	(4.33)	6.47	3.71
Total from investment operations	2.19	(1.55)	(4.41)	6.36	3.72

Less Distributions:
Dividends (from net investment income)	---	---	---	---	(0.01)
In excess of net investment income	---	---	---	---	(0.04)
Distributions (from realized gains)	---	---	(3.41)	(1.49)	(0.91)
Total distributions	---	---	(3.41)	(1.49)	(0.96)
Net asset value end of period	$11.68	$ 9.49	$11.04	$18.86	$13.99
Total return (a)	23.08%	(14.04)%	(27.60)%	47.04%	34.39%

Ratios/Supplemental Data
Net assets end of period (thousands)	$42,711	$50,893	$48,089	$60,909	$28,292
Ratio of expenses to average net assets	2.00%	1.85%	1.90%	1.92%	2.00%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.46)%	(0.57)%	(0.62)%	0.11%
Portfolio turnover rate	62%	36%	38%	92%	141%

SECURITY GLOBAL FUND (Class B)
	Fiscal year ended September 30
	2003(c)	2002(c)(h)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 8.89	$10.38	$18.00	$13.45	$10.89

Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.10)	(0.14)	(0.17)	(0.11)
Net gain (loss) on securities (realized and unrealized)	2.08	(1.39)	(4.07)	6.21	3.58
Total from investment operations	2.04	(1.49)	(4.21)	6.04	3.47

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(3.41)	(1.49)	(0.91)
Total distributions	---	---	(3.41)	(1.49)	(0.91)
Net asset value end of period	$10.93	$ 8.89	$10.38	$18.00	$13.45
Total return (a)	22.95%	(14.35)%	(27.86)%	46.53%	33.04%

Ratios/Supplemental Data
Net assets end of period (thousands)	$16,461	$19,021	$23,533	$30,951	$20,591
Ratio of expenses to average net assets	2.18%	2.28%	2.39%	2.29%	3.00%
Ratio of net investment income (loss) to average net assets	0.42%	(0.89)%	(1.07)%	(0.96)%	(0.87)%
Portfolio turnover rate	62%	36%	38%	92%	141%

SECURITY GLOBAL FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(h)(j)(1)	2001(c)	2000(c)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$ 9.14	$10.72	$18.55	$13.90	$12.68

Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.15)	(0.21)	(0.26)	(0.03)
Net gain (loss) on securities (realized and unrealized)	2.12	(1.43)	(4.21)	6.40	1.25
Total from investment operations	2.03	(1.58)	(4.42)	6.14	1.22

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(3.41)	(1.49)	---
Total distributions	---	---	(3.41)	(1.49)	---
Net asset value end of period	$11.17	$ 9.14	$10.72	$18.55	$13.90
Total return (a)	22.21%	(14.74)%	(28.20)%	45.67%	9.62%

Ratios/Supplemental Data
Net assets end of period (thousands)	$5,326	$4,076	$3,569	$2,691	$ 202
Ratio of expenses to average net assets	2.77%	2.74%	2.91%	2.92%	3.00%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.33)%	(1.57)%	(1.53)%	(0.49)%
Portfolio turnover rate	62%	36%	38%	92%	90%

SECURITY MID CAP VALUE FUND (Class A)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$16.90	$18.04	$20.75	$16.60	$12.07

Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.04)	---	(0.04)	(0.07)
Net gain (loss) on securities (realized and unrealized)	7.65	(0.78)	(0.90)	4.89	4.65
Total from investment operations	7.58	(0.82)	(0.90)	4.85	4.58

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.21)	(1.81)	(0.70)	(0.05)
Return of capital	---	(0.11)	---	---	---
Total distributions	---	(0.32)	(1.81)	(0.70)	(0.05)
Net asset value end of period	$24.48	$16.90	$18.04	$20.75	$16.60
Total return (a)	44.85%	(4.89)%	(4.54)%	30.46%	38.06%

Ratios/Supplemental Data
Net assets end of period (thousands)	$113,822	$68,544	$50,541	$34,458	$22,804
Ratio of expenses to average net assets	1.65%	1.45%	1.30%	1.29%	1.33%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.20)%	0.01%	(0.25)%	(0.44)%
Portfolio turnover rate	52%	51%	55%	69%	79%

SECURITY MID CAP VALUE FUND (Class B)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$15.99	$17.26	$20.11	$16.26	$11.94

Income from Investment Operations:
Net investment income (loss)	(0.20)	(0.21)	(0.19)	(0.22)	(0.22)
Net gain (loss) on securities (realized and unrealized)	7.20	(0.74)	(0.85)	4.77	4.59
Total from investment operations	7.00	(0.95)	(1.04)	4.55	4.37

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.21)	(1.81)	(0.70)	(0.05)
Return of capital	---	(0.11)	---	---	---
Total distributions	---	(0.32)	(1.81)	(0.70)	(0.05)
Net asset value end of period	$22.99	$15.99	$17.26	$20.11	$16.26
Total return (a)	43.78%	(5.88)%	(5.45)%	29.21%	36.71%

Ratios/Supplemental Data
Net assets end of period (thousands)	$53,947	$37,136	$26,967	$14,041	$9,682
Ratio of expenses to average net assets	2.40%	2.34%	2.30%	2.32%	2.37%
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.09)%	(0.98)	(1.27)%	(1.50)%
Portfolio turnover rate	52%	51%	55%	69%	79%

SECURITY MID CAP VALUE FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(j)	2001(c)	2000(c)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$16.26	$17.53	$20.39	$16.51	$14.54

Income from Investment Operations:
Net investment income (loss)	(0.21)	(0.21)	(0.19)	(0.22)	(0.13)
Net gain (loss) on securities (realized and unrealized)	7.32	(0.74)	(0.86)	4.80	2.10
Total from investment operations	7.11	(0.95)	(1.05)	4.58	1.97

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.21)	(1.81)	(0.70)	---
Return of capital	---	(0.11)	---	---	---
Total distributions	---	(0.32)	(1.81)	(0.70)	---
Net asset value end of period	$23.37	$16.26	$17.53	$20.39	$16.51
Total return (a)	43.73%	(5.79)%	(5.42)%	28.93%	13.55%

Ratios/Supplemental Data
Net assets end of period (thousands)	$32,999	$18,785	$6,976	$3,069	$1,138
Ratio of expenses to average net assets	2.40%	2.35%	2.30%	2.36%	2.38%
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.06)%	(0.98)%	(1.28)%	(1.36)%
Portfolio turnover rate	52%	51%	55%	69%	92%

SECURITY SMALL CAP GROWTH FUND (Class A)
	Fiscal period ended September 30
	2003(b)(c)	2002(c)(k)	2001(c)	2000(b)(c)	1999(b)(c)
Per Share Data
Net asset value beginning of period	$ 7.88	$ 9.80	$22.08	$12.98	$ 8.70

Income from Investment Operations:
Net investment income (loss)	(0.18)	(0.20)	(0.18)	(0.19)	---
Net gain (loss) on securities (realized and unrealized)	3.93	(1.72)	(10.78)	9.75	4.28
Total from investment operations	3.75	(1.92)	(10.96)	9.56	4.28

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(1.32)	(0.46)	---
Total distributions	---	---	(1.32)	(0.46)	---
Net asset value end of period	$11.63	$ 7.88	$ 9.80	$22.08	$12.98
Total return (a)	47.59%	(19.59)%	(51.94)%	74.58%	49.20%

Ratios/Supplemental Data
Net assets end of period (thousands)	$14,406	$8,350	$17,235	$38,172	$16,877
Ratio of expenses to average net assets	2.25%	2.14%	1.91%	1.55%	0.49%
Ratio of net investment income (loss) to average net assets	(2.01)%	(1.93)%	(1.32)%	(0.97)%	0.03%
Portfolio turnover rate	206%	302%	394%	318%	361%

SECURITY SMALL CAP GROWTH FUND (Class B)
	Fiscal period ended September 30
	2003(b)(c)	2002(c)(k)	2001(c)	2000(b)(c)	1999(b)(c)
Per Share Data
Net asset value beginning of period	$ 7.47	$ 9.37	$21.34	$12.69	$ 8.63

Income from Investment Operations:
Net investment income (loss)	(0.24)	(0.26)	(0.28)	(0.31)	(0.14)
Net gain (loss) on securities (realized and unrealized)	3.71	(1.64)	(10.37)	9.42	4.20
Total from investment operations	3.47	(1.90)	(10.65)	9.11	4.06

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(1.32)	(0.46)	---
Total distributions	---	---	(1.32)	(0.46)	---
Net asset value end of period	$10.94	$ 7.47	$ 9.37	$21.34	$12.69
Total return (a)	46.45%	(20.28)%	(52.31)%	72.70%	47.05%

Ratios/Supplemental Data
Net assets end of period (thousands)	$6,838	$4,292	$6,173	$11,688	$2,430
Ratio of expenses to average net assets	3.00%	2.90%	2.67%	2.44%	1.94%
Ratio of net investment income (loss) to average net assets	(2.76)%	(2.69)%	(2.07)%	(1.81)%	(1.41)%
Portfolio turnover rate	206%	302%	394%	318%	361%

SECURITY SMALL CAP GROWTH FUND (Class C)
	Fiscal period ended September 30
	2003(b)(c)	2002(c)(j)(k)	2001(c)	2000(b)(c)	1999(b)(c)(e)
Per Share Data
Net asset value beginning of period	$ 7.61	$ 9.53	$21.74	$12.86	$11.16

Income from Investment Operations:
Net investment income (loss)	(0.24)	(0.26)	(0.28)	(0.35)	(0.07)
Net gain (loss) on securities (realized and unrealized)	3.78	(1.66)	(10.61)	9.69	1.77
Total from investment operations	3.54	(1.92)	(10.89)	9.34	1.70

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(1.32)	(0.46)	---
Total distributions	---	---	(1.32)	(0.46)	---
Net asset value end of period	$11.15	$ 7.61	$ 9.53	$21.74	$12.86
Total return (a)	46.52%	(20.15)%	(52.46)%	73.54%	15.23%

Ratios/Supplemental Data
Net assets end of period (thousands)	$3,533	$2,164	$2,339	$3,741	$890
Ratio of expenses to average net assets	3.00%	2.91%	2.68%	2.39%	1.47%
Ratio of net investment income (loss) to average net assets	(2.76)%	(2.69)%	(2.09)%	(1.81)%	(0.95)%
Portfolio turnover rate	206%	302%	394%	318%	374%

SECURITY ENHANCED INDEX FUND (Class A)
	Fiscal period ended September 30
	2003(b)(c)(o)	2002(c)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.30	$ 8.03	$11.29	$10.04	$10.00

Income from Investment Operations:
Net investment income (loss)	---	(0.01)	---	---	0.03
Net gain (loss) on securities (realized and unrealized).	1.39	(1.72)	(3.17)	1.37	0.01
Total from investment operations	1.39	(1.73)	(3.17)	1.37	0.04

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(0.09)	(0.12)	---
Total distributions	---	---	(0.09)	(0.12)	---
Net asset value end of period	$ 7.69	$ 6.30	$ 8.03	$11.29	$10.04
Total return (a)	22.06%	(21.54)%	(28.27)%	13.65%	0.40%

Ratios/Supplemental Data
Net assets end of period (thousands)	$6,377	$7,171	$6,699	$8,219	$7,589
Ratio of expenses to average net assets	1.73%	1.61%	1.42%	1.44%	1.48%
Ratio of net investment income (loss) to average net assets	0.00%	(0.10)%	0.02%	(0.05)%	0.39%
Portfolio turnover rate	60%	62%	40%	73%	68%

SECURITY ENHANCED INDEX FUND (Class B)
	Fiscal period ended September 30
	2003(b)(c)(o)	2002(c)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.11	$ 7.87	$11.15	$ 9.99	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.07)	(0.08)	(0.09)	(0.02)
Net gain (loss) on securities (realized and unrealized)	1.34	(1.69)	(3.11)	1.37	0.01
Total from investment operations	1.29	(1.76)	(3.19)	1.28	(0.01)

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(0.09)	(0.12)	---
Total distributions	---	---	(0.09)	(0.12)	---
Net asset value end of period	$ 7.40	$ 6.11	$ 7.87	$11.15	$ 9.99
Total return (a)	21.11%	(22.36)%	(28.81)%	12.82%	(0.10)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$4,929	$6,125	$7,360	$10,960	$9,591
Ratio of expenses to average net assets	2.48%	2.35%	2.17%	2.18%	2.20%
Ratio of net investment income (loss) to average net assets	(0.75)%	(0.84)%	(0.74)%	(0.79)%	(0.33)%
Portfolio turnover rate	60%	62%	40%	73%	68%

SECURITY ENHANCED INDEX FUND (Class C)
	Fiscal period ended September 30
	2003(b)(c)(o)	2002(c)(j)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.12	$ 7.88	$11.16	$10.00	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.07)	(0.08)	(0.09)	(0.01)
Net gain (loss) on securities (realized and unrealized)	1.35	(1.69)	(3.11)	1.37	0.01
Total from investment operations	1.30	(1.76)	(3.19)	1.28	---

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(0.09)	(0.12)	---
Total distributions	---	---	(0.09)	(0.12)	---
Net asset value end of period	$ 7.42	$ 6.12	$ 7.88	$11.16	$10.00
Total return (a)	21.24%	(22.34)%	(28.78)%	12.69%	(0.00)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$2,991	$4,129	$4,840	$7,092	$5,205
Ratio of expenses to average net assets	2.47%	2.35%	2.17%	2.15%	2.05%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.85)%	(0.74)%	(0.77)%	(0.18)%
Portfolio turnover rate	60%	62%	40%	73%	68%

SECURITY SELECT 25 FUND (Class A)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.52	$ 7.58	$11.34	$10.53	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.07)	(0.06)	(0.09)	(0.05)
Net gain (loss) on securities (realized and unrealized)	0.80	(0.99)	(3.70)	0.90	0.58
Total from investment operations	0.75	(1.06)	(3.76)	0.81	0.53

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	---	---	---
Total distributions	---	---	---	---	---
Net asset value end of period	$ 7.27	$ 6.52	$ 7.58	$11.34	$10.53
Total return (a)	11.50%	(13.98)%	(33.16)%	7.69%	5.30%

Ratios/Supplemental Data
Net assets end of period (thousands)	$10,396	$11,933	$14,347	$22,006	$13,975
Ratio of expenses to average net assets	1.63%	1.46%	1.39%	1.35%	1.48%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.81)%	(0.60)%	(0.74)%	(0.75)%
Portfolio turnover rate	54%	33%	44%	89%	14%

SECURITY SELECT 25 FUND (Class B)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.36	$ 7.44	$11.22	$10.52	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.13)	(0.13)	(0.17)	(0.09)
Net gain (loss) on securities (realized and unrealized)	0.78	(0.95)	(3.65)	0.87	0.61
Total from investment operations.	0.68	(1.08)	(3.78)	0.70	0.52

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	---	---	---
Total distributions	---	---	---	---	---
Net asset value end of period	$ 7.04	$ 6.36	$ 7.44	$11.22	$10.52
Total return (a)	10.69%	(14.52)%	(33.69)%	6.65%	5.20%

Ratios/Supplemental Data
Net assets end of period (thousands)	$8,203	$8,566	$11,519	$18,199	$12,938
Ratio of expenses to average net assets	2.38%	2.21%	2.14%	2.11%	2.19%
Ratio of net investment income (loss) to average net assets	(1.45)%	(1.56)%	(1.35)%	(1.49)%	(1.47)%
Portfolio turnover rate	54%	33%	44%	89%	14%

SECURITY SELECT 25 FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(j)	2001(c)	2000(c)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 6.38	$ 7.47	$11.26	$10.55	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.13)	(0.13)	(0.17)	(0.09)
Net gain (loss) on securities (realized and unrealized)
Total from investment operations	0.78	(0.96)	(3.66)	0.88	0.64
	0.68	(1.09)	(3.79)	0.71	0.55
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	---	---	---
Total distributions	---	---	---	---	---
Net asset value end of period	$ 7.06	$ 6.38	$ 7.47	$11.26	$10.55
Total return (a)	10.66%	(14.59)%	(33.66)%	6.73%	5.50%

Ratios/Supplemental Data
Net assets end of period (thousands)	$6,225	$3,954	$4,531	$7,294	$4,442
Ratio of expenses to average net assets	2.37%	2.21%	2.14%	2.10%	2.07%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.56)%	(1.35)%	(1.49)%	(1.34)%
Portfolio turnover rate	54%	33%	44%	89%	14%

SECURITY LARGE CAP GROWTH FUND (Class A)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(b)(c)(g)	2000(c)(f)(g)
Per Share Data
Net asset value beginning of period	$ 4.60	$ 6.00	$ 9.71	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.05)	(0.08)	(0.05)
Net gain (loss) on securities (realized and unrealized)	1.06	(1.35)	(3.63)	(0.24)
Total from investment operations	1.02	(1.40)	(3.71)	(0.29)

Less Distributions:
Dividends (from net investment income)	---	---	---	---
Distributions (from realized gains)	---	---	---	---
Total distributions	---	---	---	---
Net asset value end of period	$ 5.62	$ 4.60	$ 6.00	$ 9.71
Total return (a)	22.17%	(23.33)%	(38.21)%	(2.90)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$16,179	$9,243	$2,436	$2,405
Ratio of expenses to average net assets	1.83%	1.99%	2.00%	1.92%
Ratio of net investment income (loss) to average net assets	(0.71)%	(1.00)%	(1.10)%	(1.25)%
Portfolio turnover rate	39%	12%	6%	5%

SECURITY LARGE CAP GROWTH FUND (Class B)
	Fiscal period ended September 30
	2003(c)	2002(c)	2001(b)(c)	2000(c(f)(g))
Per Share Data
Net asset value beginning of period	$ 4.50	$ 5.92	$ 9.65	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.11)	(0.14)	(0.08)
Net gain (loss) on securities (realized and unrealized	1.02	(1.31)	(3.59)	(0.27)
Total from investment operations	0.95	(1.42)	(3.73)	(0.35)

Less Distributions:
Dividends (from net investment income)	---	---	---	---
Distributions (from realized gains)	---	---	---	---
Total distributions	---	---	---	---
Net asset value end of period	$ 5.45	$ 4.50	$ 5.92	$ 9.65
Total return (a)	21.11%	(23.99)%	(38.65)%	(3.50)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$6,557	$1,949	$1,955	$2,039
Ratio of expenses to average net assets	2.59%	2.82%	2.75%	2.68%
Ratio of net investment income (loss) to average net assets	(1.49)%	(1.88)%	(1.85%)	(2.02)%
Portfolio turnover rate	39%	12%	6%	5%

SECURITY LARGE CAP GROWTH FUND (Class C)
	Fiscal period ended September 30
	2003(c)	2002(c)(j)	2001(b)(c)	2000(c)(e)(g)
Per Share Data
Net asset value beginning of period	$ 4.52	$ 5.93	$ 9.65	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.11)	(0.13)	(0.08)
Net gain (loss) on securities (realized and unrealized)	1.03	(1.30)	(3.59)	(0.27)
Total from investment operations.	0.96	(1.41)	(3.72)	(0.35)

Less Distributions:
Dividends (from net investment income)	---	---	---	---
Distributions (from realized gains)	---	---	---	---
Total distributions	---	---	---	---
Net asset value end of period	$ 5.48	$ 4.52	$ 5.93	$ 9.65
Total return (a)	21.24%	(23.78)%	(38.55)%	(3.50)%

Ratios/Supplemental Data
Net assets end of period (thousands)	$3,432	$2,547	$2,577	$2,102
Ratio of expenses to average net assets	2.58%	2.82%	2.75%	2.66%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.88)%	(1.85)%	(2.00)%
Portfolio turnover rate	39%	12%	6%	5%

SECURITY ALPHA OPPORTUNITY FUND (Class A)
Fiscal period ended September 30
2003(b)(c)(n)
Per Share Data
Net asset value beginning of period	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.03)
Net gain (loss) on securities (realized and unrealized)	0.24
Total from investment operations	0.21

Less Distributions:
Dividends (from net investment income)	---
Distributions (from realized gains)	---
Total distributions	---
Net asset value end of period	$10.21
Total return (a)	2.10%

Ratios/Supplemental Data
Net assets end of period (thousands)	$2,935
Ratio of expenses to average net assets	2.75%
Ratio of net investment income (loss) to average net assets	(1.35)%
Portfolio turnover rate	867%

SECURITY ALPHA OPPORTUNITY FUND (Class B)
Fiscal period ended September 30
2003(b)(c)(n)
Per Share Data
Net asset value beginning of period	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.05)
Net gain (loss) on securities (realized and unrealized)	0.25
Total from investment operations	0.20

Less Distributions:
Dividends (from net investment income)	--
Distributions (from realized gains)	---
Total distributions	---
Net asset value end of period	$10.20
Total return (a)	2.00%

Ratios/Supplemental Data
Net assets end of period (thousands)	$1,731
Ratio of expenses to average net assets	3.50%
Ratio of net investment income (loss) to average net assets	(2.11)%
Portfolio turnover rate	867%

SECURITY ALPHA OPPORTUNITY FUND (Class C)
Fiscal period ended September 30
2003(b)(c)(n)
Per Share Data
Net asset value beginning of period	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.05)
Net gain (loss) on securities (realized and unrealized)	0.25
Total from investment operations	0.20

Less Distributions:
Dividends (from net investment income)	---
Distributions (from realized gains)	---
Total distributions	---
Net asset value end of period	$10.20
Total return (a)	2.00%

Ratios/Supplemental Data
Net assets end of period (thousands)	$1,723
Ratio of expenses to average net assets	3.50%
Ratio of net investment income (loss) to average net assets	(2.11)%
Portfolio turnover rate	867%

SECURITY MID CAP GROWTH FUND (Class A)
	Fiscal year ended September 30
	2003(c)	2002(c)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 7.03	$ 8.48	$15.28	$ 9.19	$ 7.65

Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.09)	(0.07)	(0.08)	(0.06)
Net gain (loss) on securities (realized and unrealized)	3.91	(1.30)	(5.38)	6.60	3.51
Total from investment operations	3.81	(1.39)	(5.45)	6.52	3.45

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	(1.91)
Total distributions	---	(0.06)	(1.35)	(0.43)	(1.91)
Net asset value end of period	$10.84	$ 7.03	$ 8.48	$15.28	$ 9.19
Total return (a)	54.20%	(16.64)%	(38.19)%	72.82%	50.91%

Ratios/Supplemental Data
Net assets end of period (thousands)	$134,208	$90,948	$131,498	$204,787	$96,238
Ratio of expenses to average net assets	1.41%	1.20%	1.09%	1.11%	1.21%
Ratio of net investment income (loss) to average net assets	(1.14)%	(0.92)%	(0.64)%	(0.62)%	(0.77)%
Portfolio turnover rate	57%	47%	48%	35%	54%

SECURITY MID CAP GROWTH FUND (Class B)
	Fiscal year ended September 30
	2003(c)	2002(c)(l)	2001(c)	2000(c)	1999(c)
Per Share Data
Net asset value beginning of period	$ 6.26	$ 7.62	$14.02	$ 8.54	$ 7.28

Income from Investment Operations:
Net investment income (loss)	(0.15)	(0.16)	(0.17)	(0.19)	(0.14)
Net gain (loss) on securities (realized and unrealized)	3.46	(1.14)	(4.88)	6.10	3.31
Total from investment operations	3.31	(1.30)	(5.05)	5.91	3.17

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	(1.91)
Total distributions	---	(0.06)	(1.35)	(0.43)	(1.91)
Net asset value end of period	$ 9.57	$ 6.26	$ 7.62	$14.02	$8.54
Total return (a)	52.88%	(17.35)%	(38.83)%	71.17%	49.39%

Ratios/Supplemental Data
Net assets end of period (thousands)	$26,459	$17,502	$28,580	$38,812	$7,818
Ratio of expenses to average net assets	2.16%	2.11%	2.09%	2.11%	2.21%
Ratio of net investment income (loss) to average net assets	(1.89)%	(1.84)%	(1.64)%	(1.61)%	(1.77)%
Portfolio turnover rate	57%	47%	48%	35%	54%

SECURITY MID CAP GROWTH FUND (Class C)
	Fiscal year ended September 30
	2003(c)	2002(c)(j)(l)	2001(c)	2000(c)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$ 6.76	$ 8.22	$14.99	$ 9.11	$ 8.20

Income from Investment Operations:
Net investment income (loss)	(0.16)	(0.16)	(0.18)	(0.20)	(0.07)
Net gain (loss) on securities (realized and unrealized)	3.74	(1.24)	(5.24)	6.51	0.98
Total from investment operations	3.58	(1.40)	(5.42)	6.31	0.91

Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	---
Total distributions	---	(0.06)	(1.35)	(0.43)	---
Net asset value end of period	$10.34	$ 6.76	$ 8.22	$14.99	$ 9.11
Total return (a)	52.96%	(17.30)%	(38.78)%	71.10%	11.10%

Ratios/Supplemental Data
Net assets end of period (thousands)	$11,279	$5,883	$4,194	$3,017	$95
Ratio of expenses to average net assets	2.16%	2.12%	2.09%	2.11%	2.21%
Ratio of net investment income (loss) to average net assets	(1.89)%	(1.85)%	(1.66)%	(1.61)%	(1.75)%
Portfolio turnover rate	57%	47%	48%	35%	54%

(a)  Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b)  Fund expenses were reduced by the Investment Manager during the period. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:

	Class	2003	2002	2001	2000	1999
Small Cap Growth Fund	A	2.5%	---	---	1.6%	1.5%
	B	3.2%	---	---	2.5%	2.9%
	C	3.2%	---	---	2.5%	2.5%
Large Cap Growth Fund	A	N/A	---	2.2%	---	---
	B	N/A	---	2.9%	---	---
	C	N/A	---	2.9%	---	---
Enhanced Index Fund	A	1.8%	---	---	---	---
	B	2.6%	---	---	---	---
	C	2.6%	---	---	---	---
Alpha Opportunity Fund	A	3.3%	---	---	---	---
	B	4.0%	---	---	---	---
	C	4.0%	---	---	---	---

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d)  Enhanced Index Fund and Select 25® Fund were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(e)  Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(f)  Large Cap Growth Fund was initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(g)  Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for Large Cap Growth Fund. Expense ratios with such reductions would have been as follows:
	Class	2003	2002	2001	2000
Large Cap Growth Fund	A	---	---	1.99%	1.85%
	B	---	---	---	2.61%
	C	---	---	---	2.60%

(h)  As required, effective October 1, 2001, the funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(i)  The financial highlights for the Equity Fund as set forth herein exclude the historical financial highlights of the Total Return Fund Class A, B and C shares. The assets of the Total Return Fund were acquired by the Equity Fund on August 27, 2002.

(j)  The financial highlights for Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(k)  RS Investment Management, L.P. became the sub-adviser of Small Cap Growth Fund effective September 3, 2002. Prior to September 3, 2002, Strong Capital Management, Inc. served as the Small Cap Growth Fund's sub-adviser.

(l)  Effective May 1, 2002, the fee structure for Large Cap Value, Equity, Global and Mid Cap Growth Funds changed. Per share information reflects this change.

(m)  The Dreyfus Corporation became sub-adviser of Large Cap Value Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

(n)  Security Alpha Opportunity Series was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(o)  Northern Trust became the subadvisor of Enhanced Index Fund effective May 1, 2003. Prior to May 1, 2003, Security Management, LLC (SMC) paid Deutsche Asset Management, Inc. for subadvisory services.

APPENDIX A

Reduced Sales Charges

Class A Shares - Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation - To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of Class A shares of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

Statement of Intention - A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

Reinstatement Privilege - Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

Purchases at Net Asset Value - Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:

Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Funds can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

Annual/Semi-Annual Report - Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information - The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:
Security Equity Fund
  Security Equity Series
  Security Alpha Opportunity Series
  Security Global Series
  Security Mid Cap Value Series
  Security Small Cap Growth Series
  Security Enhanced Index Series
  Security Select 25 Series
  Security Large Cap Growth Series
811-1136
Security Large Cap Value Fund	811-0487
Security Mid Cap Growth Fund	811-1316